MERRILL LYNCH
WORLD INCOME
FUND, INC.





FUND LOGO





Annual Report

December 31, 1995





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
World Income
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011






MERRILL LYNCH WORLD INCOME FUND, INC.



Officers and
Directors

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Vincent T. Lathbury III, Vice President
Robert J. Parish, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank & Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863

Important Tax
Information
(unaudited)


Of the monthly cash distributions paid by Merrill Lynch World Income Fund, Inc. during its taxable year ended December 31, 1995, 21.97% are characterized as return of capital distributions. The tax reporting treatment of a return of capital is different from that of a taxable distribution. Rather than being included in your current taxable income, a return of capital is non-taxable and will reduce the cost basis in your shares of the Fund.

Additionally, 1.32% of the monthly cash distributions paid during the taxable year ended December 31, 1995, qualifies for the dividends-received deduction for corporations. Finally, there were no long-term capital gains distributed by the Fund during the year. Please retain this information for your records.





DEAR SHAREHOLDER


World growth continues to slow and inflation remains subdued, although the US economy remains the most resilient, owing largely to the substantial interest rate declines seen this year. The 4.2% annualized increase in US third quarter 1995 gross domestic product, while overstating the economy's underlying strength, suggests the fourth quarter began at an above-trend pace. However, a decline in October industrial production and retail sales without a rebound in November brought this notion into question.

European growth continues to disappoint as demand has remained weak with interest rate-sensitive spending not yet responding to this year's decline in interest rates. German economic weakness clearly can be seen in the drop in third quarter capacity utilization, the sharp drop in fourth quarter industrial production and waning business and consumer confidence. The Bundesbank lowered interest rates over 100 basis points (1.00%) in 1995 from 4.85% at year-end 1994, with its latest reduction in December, but the continued softness suggests more needs to be done. Meanwhile, France announced a very tough fiscal reform package coupled with an immediate sharp hike in taxes, in an effort to ensure growth will stay soft. The risks of a sharp inventory correction in the United Kingdom have risen, posing a dilemma for policymakers following the United Kingdom's relatively tight November budget. Italy shows clear signs of slowing but interest rate declines are unlikely while inflation stays high and political stability remains uncertain as Prime Minister Dini's resignation at year-end could lead to elections over the next few months. The "no" vote on Quebec separatism has lifted a major cloud over the Canadian market, while in Australia inflation drifts upward, albeit against a slowdown in economic activity. A brighter picture for Latin American markets emerged over the last six months on the back of stable political environments, a firm dollar and US bond market, and rising global liquidity.

Investment Outlook & Portfolio
Strategy
During the fourth quarter of 1995, virtually all of the major markets in which the Fund is invested continued their 1995 rallies. The dollar remained in a fairly narrow range as compared to all other currencies other than the yen, which declined just over 4% relative to the dollar. Since August the US bond market rally has continued as economic growth remained soft and inflationary pressures remained subdued. Expectations for a constructive Federal budget agreement have faded but have not been dashed. With the background of a poor holiday selling season and a weather-induced weak start to the new year, a positive tone to the US bond market is likely to persist over the near term. European economic activity remains below trend, which along with continued low inflation has allowed many countries to lower interest rates. Continued below-trend growth is expected for the first quarter of 1996, which should provide a solid underpinning to the European markets. Not surprisingly, in this environment of a steady dollar and rising bond prices the higher-yielding markets in Europe have outperformed Germany.

During the December quarter, we slightly increased the Fund's exposure to the US high-yield/convertible market from 44% of net assets to 45% through purchases in the high-yield sector. We also raised the European exposure from 31% of net assets to 34%. In the dollar bloc (Canada, Australia and New Zealand) we moved 1% from New Zealand to Australia while slightly extending the average portfolio maturity. In Europe we raised the Spanish exposure to 11% of net assets from 9% while extending the average portfolio maturity from
3.3 years to 5.7 years. We also extended average portfolio maturities in the United Kingdom, Italy and Denmark. These extensions, while allowing us to maintain overweighted positions in the higher-yielding European markets, substantially boosted performance in the December quarter. In the emerging markets arena, we eliminated our small exposure to Mexico given the recent sharp deterioration in the peso and continued negative growth announced for the third quarter.

The outlook for global bond prices remains positive given sluggish world economic activity, falling inflation and/or inflationary expectations and expanding liquidity. However, since these positive factors are recognized globally there is little value to insulate prices from adverse news regarding any of the aforementioned factors. We will continue to utilize emerging markets debt as a dollar bloc alternative, constantly maintaining our preference for the most liquid and creditworthy issuers.

From a currency perspective, the dollar is likely to remain within a broad trading range given the easier monetary policy stances of the Bank of Japan and the Bundesbank, while set against a background of what appears to be much slower fourth quarter growth relative to the third quarter in the United States. The performance of the European economies over the next year will be critical in determining the continued adherence to the current monetary union timetable. Failure to maintain the present timetable could cause undue volatility within European markets.

High-Yield Market
The high-yield bond market posted an outstanding year with 1995's returns bested only by 1991's over the last ten years. The December quarter also produced solid results. Total returns for the year and quarter ended December 31, 1995 for the Merrill Lynch High-Yield Master Index were 19.9% and 3.3%, respectively.

The market driver for the year and quarter was falling interest rates. Yields on ten-year US Treasury bonds fell from 7.85% to 5.63% over the course of the year as investors reacted positively to moderate economic growth, low inflation and falling short-term interest rates. Because of its greater sensitivity to overall interest rates, the higher-quality BB-rated sector of the high-yield market outperformed issues rated B or less. The air transportation industry (Delta Air Lines Inc., United Air Lines Inc., USAir Inc.) all outperformed all other high-yield industry groups with a return of 33.8%. Other above-average performers included: homebuilders, +28.2%; cable TV, +26%; telecommunications, +24.7%; electric utilities, +23%; and broadcasting, +22%. The weak performers were: retailers, -0.7% and restaurants, +7.2%. Companies in these industries struggled with weak earnings and a number of defaults. Default rates rose from 1.4% in 1994 to 2.8% in 1995. The average annual default rate since 1978 has been 3.1%, and 1995 represents a normalization after several very low years, in our opinion. The portfolio experienced a surprise bankruptcy in November when Harrah's Jazz Company, a casino project in New Orleans, filed for protection after the bank lenders withdrew financing. We are pursuing recovery vigorously.

At year-end 1995, the portfolio was structured in a fashion that we believe will optimize returns over the new year. As modest economic growth and relatively stable interest rates seem the most likely environment, at least for the next six months, corporate profits may become the dominant driver of high-yield bond prices. Therefore, in 1996 industry and company selection seem likely to dominate investment performance to an even greater degree than in 1995. We would like to highlight several investment themes that have gained momentum over the past year and should remain important in 1996.

Media and communication companies are the dominant industry group accounting for approximately 25% of the high-yield universe. This broad sector includes television and radio broadcasters and cable television operators including companies in the United Kingdom offering both cable TV and telephones, DBS (a satellite television delivery system), wireless cable which is the delivery of multi-channel television by broadcast signal, and wireless cellular and paging communications. While broadcasting and cable delivery are seasoned concepts, new satellite and electronic technologies have created new picture and voice delivery systems at affordable and often declining cost for a mass market. Our investments have helped finance the rapid growth of these industries.

The portion of holdings of companies domiciled outside the United States has grown to approximately 17.7% of the high-yield universe. This trend has been encouraged by deregulation and privatization in certain parts of the world. For example, the two privatized telephone companies in Argentina and several privatized energy companies in that country have issued US dollar-denominated bonds rated below investment grade. These issuers are world class companies with investment-grade financial statistics and American depositary receipts trading on the New York Stock Exchange. Because the Republic of Argentina is rated below investment grade, corporate bond issuers domiciled there are subject to the bond rating services' sovereign ceiling, a policy that no entity within a country can be rated higher than the country. This creates very attractive valuation as we believe that the positive trends already in place in selected emerging markets will continue. At year-end, Fund exposure to sovereign risk included Canada, 5.5%; the United Kingdom, 3.2%; and Argentina, 1.6%. All obligations are US dollar-denominated so these holdings possess no currency risk.

The credit quality of the high-yield market has noticeably improved since 1992 as the lower tier (CCC rated) shrank from 7.7% of the market to 5.1% at the end of 1995. Meanwhile, the upper tier (BB rated) increased from 24% of the market to 28%. This improvement is largely in response to new issuance of higher-rated BB and split BB securities. The significant growth in the supply of more highly-rated credits has allowed better quality and crossover investors to increase the size and diversity of their higher-yielding holdings.

Fiscal Year in Review
Merrill Lynch World Income Fund, Inc.'s Class A, Class B, Class C and Class D Shares registered solid +15.4%, +14.6%, +14.4% and +15.1% total returns, respectively, for the fiscal year ended December 31, 1995 as the bond debacle of 1994 reversed course. The rally in the global markets largely occurred because inflation failed to rise to the levels priced into bond yields as 1994 came to a close. (Results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, see pages 4--8 of this report to shareholders.)

During the year, we attempted to stay fully invested in the high-yield portion of the Fund's portfolio to seek to reap the benefits of generally rising bond prices. While maintaining an overweighted position in higher-quality credits, we added to holdings in undervalued companies with rising earnings and sold bonds of issuers with weak earnings. This strategy enhanced the total return for our high-yield investments. Overall, however, the Fund underperformed its benchmark for the fiscal year ended December 31, 1995 largely because of its overweighted exposures to the dollar and higher-yielding European markets entering the year. This posture reflected our belief that solid growth in the United States would continue in the first half of the year as would the dollar rally which had begun in October 1994. In an environment of a rising dollar, your Fund is overweighted in the higher-yielding European markets as their currencies are generally rising versus the Deutschemark. The
Mexican peso devaluation in late December 1994 began to seriously affect the higher-yielding currencies in February by casting a negative light on all high-deficit countries. This led to massive "safe haven" capital flows from the high-yielding European countries into the Deutschemark and Swiss Franc. This, coupled with negative implications regarding the US bailout of Mexico, caused new historic lows for the dollar.

At the end of the first quarter of 1995, with the recovery beginning in the emerging markets along with the first easing by the Bundesbank, the higher-yielding markets started their recovery.
Adjusting our investment posture allowed us to take advantage of this recovery, which helped enhance total return.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent T. Lathbury III)
Vincent T. Lathbury III
Vice President and Portfolio Manager




(Robert J. Parish)
Robert J. Parish
Vice President and Portfolio Manager

February 12, 1996






PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 10 years.

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Total Return
Based on a
$10,000
Investment--
Class A and
Class B Shares


A line graph depicting the growth of an investment in the Fund's
Class A Shares compared to growth of an investment in the ML G5AO
Index and the Composite Index. Beginning and ending values are:


                                         9/28/88**        12/95

ML World Income Fund, Inc.++--
Class A Shares*+++                       $ 9,600         $19,834

ML G5AO Index++++                        $10,000         $18,534

Composite Index++++++                    $10,000         $18,705




A line graph depicting the growth of an investment in the Fund's
Class B Shares compared to growth of an investment in the ML G5AO
Index and the Composite Index. Beginning and ending values are:



                                        11/18/91**        12/95

ML World Income Fund, Inc.++--
Class B Shares*                          $10,000         $13,218


ML G5AO Index++++                        $10,000         $13,408


Composite Index++++++                    $10,000         $13,508

[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of Operations.
    ++ML World Income Fund, Inc. invests in a global portfolio of fixed-income securities denominated in various currencies, including multinational currency units.
  ++++This unmanaged Index is comprised of intermediate-term Government bonds maturing in one to ten years.
++++++This unmanaged Index, which is a blend of the First Boston High Yield
      Index and the JP Morgan Global Government Bond Index, is comprised of mutual funds whose objectives include high current income and total returns.
   +++Performance results for per share net asset value of Class A Shares prior to November 18, 1991 are for the period when the Fund was closed-end.



Average Annual
Total Return--
Class A and
Class B Shares

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares++*

Year Ended 12/31/95                       +15.35%        +10.73%
Five Years Ended 12/31/95                 +10.54         + 9.64
Inception (9/29/88) through 12/31/95      +10.51         + 9.90

[FN]
++Performance results for per share net asset value of Class A
  Shares prior to November 18, 1991 are for the period when the Fund was closed-end.
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 12/31/95                       +14.61%        +10.61%
Inception (11/18/91) through 12/31/95     + 7.01         + 7.01

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.




PERFORMANCE DATA (continued)


Total Return
Based on a
$10,000
Investment--
Class C and
Class D Shares



A line graph depicting the growth of an investment in the Fund's Class C and Class D Shares compared to growth of an investment in the ML G5AO Index and the Composite Index. Beginning and ending values are:


                                        10/21/94**         12/95

ML World Income Fund, Inc.++--
Class C Shares*                          $10,000         $11,300

ML World Income Fund, Inc.++--
Class D Shares*                           $9,600         $10,926

ML G5AO Index++++                        $10,000         $11,456

Composite Index++++++                    $10,000         $12,482


[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of Operations.
    ++ML World Income Fund, Inc. invests in a global portfolio of fixed-income securities denominated in various currencies, including multinational currency units.
  ++++This unmanaged Index is comprised of intermediate-term Government bonds maturing in one to ten years.
++++++This unmanaged Index, which is a blend of the First Boston High Yield
      Index and the JP Morgan Global Government Bond Index, is comprised of mutual funds whose objectives include high current income and total returns.

      Past performance is not predictive of future performance.

Average Annual
Total Return--
Class C and
Class D Shares


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 12/31/95                       +14.38%        +13.38%
Inception (10/21/94) through 12/31/95     +10.78         +10.78

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +15.06%        +10.46%
Inception (10/21/94) through 12/31/95     +11.44         + 7.70

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Performance
Summary--
Class A Shares++
                           Net Asset Value             Capital Gains
Period Covered          Beginning     Ending            Distributed          Dividends Paid*    % Change**
9/29/88--12/31/88          $9.35       $9.68              $0.001                $0.280           + 6.53%
1989                        9.68        9.13               0.002                 1.159           + 6.32
1990                        9.13        8.53                --                   1.463           + 9.46
1991                        8.53        9.30                --                   1.106           +21.99
1992                        9.30        8.85               0.019                 0.990           + 6.15
1993                        8.85        9.28               0.028                 0.750           +14.12
1994                        9.28        8.20                --                   0.711           - 4.05
1995                        8.20        8.69                --                   0.718           +15.35
                                                          ------                ------
                                                    Total $0.050          Total $7.177

                                                        Cumulative total return as of 12/31/95: +106.60%**

++Performance results for per share net asset value of Class A
  Shares prior to November 18, 1991 are for the period when the Fund was closed-end.
 *Figures may include short-term capital gains distributions and return of capital distribution, if any.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.




Performance
Summary--
Class B Shares
                           Net Asset Value             Capital Gains
Period Covered          Beginning     Ending            Distributed          Dividends Paid*    % Change**
11/18/91--12/31/91         $9.26       $9.30                --                  $0.112           + 1.64%
1992                        9.30        8.85              $0.019                 0.919           + 5.34
1993                        8.85        9.28               0.028                 0.681           +13.27
1994                        9.28        8.19                --                   0.645           - 4.90
1995                        8.19        8.69                --                   0.653           +14.61
                                                          ------                ------
                                                    Total $0.047          Total $3.010

                                                         Cumulative total return as of 12/31/95: +32.18%**

 *Figures may include short-term capital gains distributions and return of capital distribution, if any.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                           Net Asset Value             Capital Gains
Period Covered          Beginning     Ending            Distributed          Dividends Paid*    % Change**
10/21/94--12/31/94         $8.42       $8.19                --                  $0.129           - 1.20%
1995                        8.19        8.68                --                   0.645           +14.38
                                                                                ------
                                                                          Total $0.774

                                                         Cumulative total return as of 12/31/95: +13.00%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




Performance
Summary--
Class D Shares
                           Net Asset Value             Capital Gains
Period Covered          Beginning     Ending            Distributed          Dividends Paid*    % Change**
10/21/94-- 12/31/94        $8.43       $8.20                --                  $0.139           - 1.09%
1995                        8.20        8.69                --                   0.697           +15.06
                                                                                ------
                                                                          Total $0.836

                                                         Cumulative total return as of 12/31/95: +13.81%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

PERFORMANCE DATA (concluded)


Recent
Performance
Results
                                                                                    12 Month    3 Month
                                                  12/31/95    9/30/95   12/31/94    % Change    % Change
Class A Shares*                                    $8.69      $8.56      $8.20       + 5.98%      +1.52%
Class B Shares*                                     8.69       8.55       8.19       + 6.11       +1.64
Class C Shares*                                     8.68       8.55       8.19       + 5.98       +1.52
Class D Shares*                                     8.69       8.56       8.20       + 5.98       +1.52
Class A Shares--Total Return*                                                        +15.35(1)    +3.70(2)
Class B Shares--Total Return*                                                        +14.61(3)    +3.61(4)
Class C Shares--Total Return*                                                        +14.38(5)    +3.47(6)
Class D Shares--Total Return*                                                        +15.06(7)    +3.63(8)
Class A Shares--Standardized 30-day Yield           8.07%
Class B Shares--Standardized 30-day Yield           7.63%
Class C Shares--Standardized 30-day Yield           7.59%
Class D Shares--Standardized 30-day Yield           7.85%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.718 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.194 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.653 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.176 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.645 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.174 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.697 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.188 per share ordinary income dividends.

SCHEDULE OF INVESTMENTS                                                                                   (in US dollars)
                                                                                                          Value    Percent of
AFRICA       Industries          Face Amount         Fixed-Income Investments             Cost          (Note 1a)  Net Assets
South        Foreign           US$ 5,000,000  Republic of South Africa, 9.625%
Africa       Government                       due 12/15/1999                         $    4,984,250   $    5,400,000    0.3%
             Obligations


                                              Total Fixed-Income Investments
                                              in South Africa                             4,984,250        5,400,000    0.3


                                                      Convertible Bonds

South        Metals &          US$ 1,000,000  Samancor Ltd., 7% due 6/30/2004               965,000          965,000    0.1
Africa       Mining

                                              Total Investments in South African
                                              Convertible Bonds                             965,000          965,000    0.1


                                              Total Investments in
                                              African Securities                          5,949,250        6,365,000    0.4


LATIN AMERICA &
THE CARIBBEAN                                        Fixed-Income Investments

Argentina    Communications    US$ 3,000,000  Telecom Argentina Stet--France Telecom
                                                S.A., 8.375% due 10/18/2000               2,697,500        2,842,500    0.2
                                  10,000,000  Telefonica de Argentina S.A., 11.875%
                                                due 11/01/2004                            9,800,800       10,350,000    0.7
                                                                                     --------------   --------------  ------
                                                                                         12,498,300       13,192,500    0.9

             Energy                5,000,000  Transportadora de Gas del Sur, 9.79%
                                                due 11/01/2010 (e)                        5,000,000        5,100,000    0.3

             Foreign               2,000,000  Republic of Argentina, 8.375% due
             Government                         12/20/2003                                1,692,000        1,692,000    0.1
             Obligations

                                              Total Fixed-Income Investments
                                              in Argentina                               19,190,300       19,984,500    1.3

Brazil       Banking           US$ 3,000,000  Banco Safra, 9.50% due 11/10/2003 (e)       2,992,500        2,985,000    0.2
                                   3,000,000  Uniao de Brancos Brasileiros, 10.25%
                                                due 6/12/1997 (e)                         2,992,500        3,015,000    0.2
                                                                                     --------------   --------------  ------
                                                                                          5,985,000        6,000,000    0.4

             Construction          3,000,000  Compania Brasileira de Projetos e
                                                Obras, 12.50% due 12/22/1997 (e)          2,985,000        2,951,250    0.2

                                              Total Fixed-Income Investments
                                              in Brazil                                   8,970,000        8,951,250    0.6


Colombia     Banking &         US$ 5,000,000  Banco Ganadero S.A., 9.75%
             Finance                            due 8/26/1999 (e)                         4,992,340        5,125,000    0.3
                                   5,000,000  Financira Energetica Nacional,
                                                9% due 11/08/1999                         5,140,000        5,187,500    0.4

                                              Total Fixed-Income Investments
                                              in Colombia                                10,132,340       10,312,500    0.7


Mexico       Foreign        Pound 10,000,000  United Mexican States, Government Bond,
             Government  Sterling               12.25% due 12/03/1998                    17,422,208       15,366,780    1.0
             Obligations
                                              Total Fixed-Income Investments
                                              in Mexico                                  17,422,208       15,366,780    1.0


Trinidad &   Foreign                          Republic of Trinidad & Tobago:
Tobago       Government        US$ 3,000,000    11.50% due 11/20/1997                     3,123,750        3,165,000    0.2
             Obligations           7,000,000    9.75% due 11/03/2000 (e)                  6,987,850        7,210,000    0.5
                                                                                     --------------   --------------  ------
                                                                                         10,111,600       10,375,000    0.7


                                              Total Fixed-Income Investments in
                                              Trinidad & Tobago                          10,111,600       10,375,000    0.7


                                              Total Investments in Latin
                                              American & Caribbean Securities            65,826,448       64,990,030    4.3

NORTH
AMERICA


Canada       Energy           US$ 10,000,000  Gulf Canada Resources, Ltd., 9%
                                                due 8/15/1999                             9,158,438       10,550,000    0.7

             Paper                 5,000,000  Doman Industries Ltd., 8.75% due
                                                3/15/2004                                 4,800,000        4,737,500    0.3

                                              Total Fixed-Income Investments
                                              in Canada                                  13,958,438       15,287,500    1.0

SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
NORTH AMERICA                                                                                             Value    Percent of
(continued)  Industries          Face Amount         Fixed-Income Investments             Cost          (Note 1a)  Net Assets
United       Airlines         US$ 10,000,000  Delta Air Lines, Inc.,
States                                          10.50% due 4/30/2016                 $   10,287,500   $   12,606,500    0.8%
                                   7,100,000  United Air Pass-Through,
                                                10.125% due 3/22/2015                     7,684,046        8,521,065    0.6
                                  15,000,000  USAir Inc., 10.375% due 3/01/2013          15,000,000       13,950,000    0.9
                                                                                     --------------   --------------  ------
                                                                                         32,971,546       35,077,565    2.3

             Broadcasting/        10,000,000  Lenfest Communications Inc., 8.375%
             Cable                              due 11/01/2005                            9,970,600       10,000,000    0.7
                                  10,000,000  Videotron Group, Ltd. Co., 10.25%
                                                due 10/15/2002                           10,043,750       10,500,000    0.7
                                                                                     --------------   --------------  ------
                                                                                         20,014,350       20,500,000    1.4

             Building             15,300,000  Pacific Lumber Co., 10.50% due
             Materials                          3/01/2003                                15,462,750       14,496,750    1.0
                                  11,035,000  USG Corp., 8.75% due 3/01/2017              9,717,469       10,979,825    0.7
                                                                                     --------------   --------------  ------
                                                                                         25,180,219       25,476,575    1.7

             Chemicals            23,860,000  GI Holdings, Inc., 11.38%*
                                                due 10/01/1998                           17,603,845       18,491,500    1.2
                                  10,000,000  Uniroyal Chemical Co., 9%
                                                due 9/01/2000                            10,000,000       10,000,000    0.7
                                                                                     --------------   --------------  ------
                                                                                         27,603,845       28,491,500    1.9

             Conglomerates        10,000,000  ADT Operations, 9.25% due 8/01/2003        10,066,078       10,725,000    0.7
                                  20,000,000  Coltec Industries Inc., 10.25%
                                                due 4/01/2002                            20,387,500       20,550,000    1.4
                                  10,000,000  Sequa Corp., 9.375% due 12/15/2003          9,915,000        9,300,000    0.6
                                  10,000,000  Sherritt Gordon, Ltd., 9.75% due
                                                4/01/2003                                10,048,250       10,650,000    0.7
                                                                                     --------------   --------------  ------
                                                                                         50,416,828       51,225,000    3.4

             Consumer             15,000,000  Revlon Consumer Products Corp.,
             Products                           9.375% due 4/01/2001                     13,237,328       15,187,500    1.0

             Energy               10,000,000  Clark R & M Holdings, Inc., 10.43%*
                                                due 2/15/2000                             6,545,715        6,650,000    0.4
                                   9,100,000  Maxus Energy Corp., 9.875% due
                                                10/15/2002                                9,086,800        9,145,500    0.6
                                   5,000,000  Oleoducts Central S.A., 9.35%
                                                due 9/01/2005                             5,000,000        5,062,500    0.3
                                  15,000,000  Rowan Companies, Inc., 11.875%
                                                due 12/01/2001                           15,590,000       16,275,000    1.1
                                  15,000,000  Seagull Energy Corp., 8.625% due
                                                8/01/2005                                15,000,000       14,550,000    1.0
                                  10,000,000  TransTexas Gas Corp., 11.50%
                                                due 6/15/2002 (f)                         9,999,250       10,325,000    0.7
                                                                                     --------------   --------------  ------
                                                                                         61,221,765       62,008,000    4.1

             Entertainment                    Marvel Holdings Inc.:
                                   1,125,000    9.125% due 2/15/1998                        995,625        1,035,000    0.1
                                  26,780,000    11.47%* due 4/15/1998                    20,599,454       19,281,600    1.2
                                   5,000,000  Spectravision Inc., 10.92%* due
                                                10/01/2001                                4,410,496        1,000,000    0.1
                                                                                     --------------   --------------  ------
                                                                                         26,005,575       21,316,600    1.4

             Financial            17,375,000  Lomas Mortgage USA, Inc.,
             Services                           10.25%* due 10/01/2002                   17,387,500        8,340,000    0.5
                                  10,000,000  Penn Financial Corp., 9.25%
                                                due 12/15/2003                           10,000,000       10,150,000    0.7
                                  10,000,000  Reliance Group Holdings, Inc.,
                                                9% due 11/15/2000                        10,000,000       10,287,500    0.7
                                                                                     --------------   --------------  ------
                                                                                         37,387,500       28,777,500    1.9

             Food & Beverage      10,000,000  Canandaigua Wine Inc., 8.75% due
                                                12/15/2003                               10,000,000       10,050,000    0.7
                                  10,000,000  Coca-Cola Bottling Co., 9% due
                                                11/15/2003                               10,005,000       10,000,000    0.6
                                  20,000,000  Del Monte Corp., 10% due 5/01/2003         20,025,313       17,750,000    1.2
                                  10,000,000  Specialty Foods Corp., 10.25% due
                                                8/15/2001                                10,000,000        9,400,000    0.6
                                                                                     --------------   --------------  ------
                                                                                         50,030,313       47,200,000    3.1

             Gaming                1,906,000  Goldriver Hotel & Casino Corp.,
                                                13.375% due 8/31/1999                     2,645,548          895,820    0.1
                                  10,000,000  Greate Bay Properties, Inc.,
                                                10.875% due 1/15/2004                     9,996,250        8,775,000    0.6
                                   7,500,000  Harrah's Jazz Co., 14.25% due
                                                11/15/2001                                5,178,125        2,062,500    0.1
                                  10,000,000  Showboat, Inc., 9.25% due
                                                5/01/2008                                 9,748,750       10,050,000    0.7
                                  10,000,000  Trump Plaza Funding, Inc.,
                                                10.875% due 6/15/2001                     7,536,875       10,350,000    0.7
                                                                                     --------------   --------------  ------
                                                                                         35,105,548       32,133,320    2.2

             Health Services       5,000,000  Tenet Healthcare Corp.,
                                                8.625% due 12/01/2003                     4,983,300        5,275,000    0.3

             Home Builders                    Del E. Webb Corp.:
                                   9,250,000    10.875% due 3/31/2000                     9,376,875        9,435,000    0.6
                                   3,500,000    9.75% due 3/01/2003                       3,472,455        3,561,250    0.2
                                              Kaufman & Broad Home, Inc.:
                                   2,000,000    10.375% due 9/01/1999                     2,020,000        2,040,000    0.1
                                   5,250,000    9.375% due 5/01/2003                      5,217,188        5,184,375    0.4
                                              Ryland Group, Inc.:
                                   9,000,000    10.50% due 7/15/2002                      8,907,530        8,910,000    0.6
                                   1,250,000    9.625% due 6/01/2004                      1,178,125        1,206,250    0.1
                                                                                     --------------   --------------  ------
                                                                                         30,172,173       30,336,875    2.0

             Packaging            20,000,000  Owens-Illinois, Inc., 11%
                                                due 12/01/2003                           21,906,563       22,600,000    1.5

             Paper                10,000,000  Container Corp. of America,
                                                9.75% due 4/01/2003                      10,200,000        9,750,000    0.6
                                  15,000,000  Fort Howard Corp., 9% due 2/01/2006        15,007,500       14,700,000    1.0
                                  10,000,000  Riverwood International Corp.,
                                                11.25% due 6/15/2002                     10,385,750       10,850,000    0.7
                                              Stone Container Corp.:
                                  12,500,000    9.875% due 2/01/2001                     11,667,085       12,156,250    0.8
                                   7,500,000    10.75% due 10/01/2002                     7,425,000        7,743,750    0.5
                                                                                     --------------   --------------  ------
                                                                                         54,685,335       55,200,000    3.6

             Restaurants          15,000,000  Flagstar Corp., 11.375% due 9/15/2003      14,640,000       10,650,000    0.7

             Supermarkets         15,435,000  Grand Union Co., 12% due 9/01/2004 (f)     15,399,431       13,351,275    0.9
                                  15,000,000  Penn Traffic Co., 9.625% due 4/15/2005     15,334,540       11,700,000    0.8
                                  15,000,000  Pueblo Xtra International Inc.,
                                                9.50% due 8/01/2003                      15,111,875       14,400,000    0.9
                                                                                     --------------   --------------  ------
                                                                                         45,845,846       39,451,275    2.6

             Steel                 3,500,000  WCI Steel Inc., 10.50% due 3/01/2002        3,320,000        3,403,750    0.2

             Textiles             10,000,000  WestPoint Stevens Inc., 8.75%
                                                due 12/15/2001                           10,093,750       10,000,000    0.7

             Transportation       10,000,000  Viking Star Shipping Co., 9.625%
                                                due 7/15/2003                            10,028,438       10,350,000    0.7
             Utilities             9,848,000  Beaver Valley II Funding, 9% due
                                                6/01/2017                                 7,262,900        8,306,591    0.5
                                   4,000,000  CTC Mansfield Funding Corp.,
                                                11.125% due 9/30/2016                     4,301,250        4,258,400    0.3
                                              Midland Cogeneration Venture
                                              Limited Partnership:
                                   8,681,888    10.33% due 7/23/2002 (b)                  8,508,250        9,155,823    0.6
                                  10,000,000    13.25% due 7/23/2006                     11,183,750       10,503,300    0.7
                                   9,100,000  Tucson Electric & Power Co., 10.732%
                                                due 1/01/2013 (e)                         8,713,250        9,157,785    0.6
                                                                                     --------------   --------------  ------
                                                                                         39,969,400       41,381,899    2.7

                                              Total Fixed-Income Investments
                                              in the United States                      614,819,622      596,042,359   39.4



SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
NORTH AMERICA                                                                                             Value    Percent of
(continued)  Industries          Face Amount            Convertible Bonds                 Cost          (Note 1a)  Net Assets
Canada       Metals &          US$   500,000  Inco Ltd., 5.75% due 7/01/2004         $      525,375   $      649,375    0.0%
             Mining

             Paper                 1,500,000  Repap Enterprises Inc., 8.50%
                                                due 8/01/1997***                          1,589,399        1,490,625    0.1

                                              Total Investments in
                                              Canadian Convertible Bonds                  2,114,774        2,140,000    0.1


United       Airlines          US$ 3,660,000  AMR Corp., 6.125% due 11/01/2024***         3,126,770        3,797,250    0.3
States
             Building &              800,000  Continental Homes Holding Corp., 6.875%
             Construction                       due 11/01/2002                              800,000          944,000    0.1
                                   1,500,000  Toll Brothers Inc., 4.75% due 1/15/2004     1,500,000        1,560,000    0.1
                                   1,000,000  US Home Corp., 4.875% due 11/01/2005          991,000          950,000    0.1
                                                                                     --------------   --------------  ------
                                                                                          3,291,000        3,454,000    0.3

             Computers             2,500,000  Data General Corp., 7.75%
                                                due 6/01/2001                             2,479,375        2,443,750    0.2
                                   1,000,000  Storage Technology Corp., 8% due
                                                5/31/2015                                 1,132,500          970,000    0.1
                                                                                     --------------   --------------  ------
                                                                                          3,611,875        3,413,750    0.3

             Conglomerates                    Polyphase Corp. (e):
                                     500,000    12% due 12/01/1997                          500,000          476,250    0.0
                                   2,000,000    12% due 7/01/1999                         2,000,000        1,615,000    0.1
                                   2,000,000  Thermo Electron Corp., 4.25%
                                                due 1/01/2003 (e)                         2,000,000        2,165,000    0.2
                                                                                     --------------   --------------  ------
                                                                                          4,500,000        4,256,250    0.3

             Electronics           1,000,000  Analog Devices Inc., 3.50%
                                                due 12/01/2000                            1,000,000        1,067,500    0.1
                                   1,500,000  Thermaquest Corp., 5% due
                                                8/15/2000 (e)                             1,500,000        1,571,250    0.1
                                   1,500,000  Thermo Optik Corp., 5% due
                                                10/15/2000 (e)                            1,500,000        1,571,250    0.1
                                                                                     --------------   --------------  ------
                                                                                          4,000,000        4,210,000    0.3

             Entertainment         4,500,000  Time Warner Inc., 7.99%* due
                                                12/17/2012                                1,504,871        1,580,625    0.1

             Food & Beverage       2,250,000  Boston Chicken Inc., 4.50%
                                                due 2/01/2004                             2,250,000        2,722,500    0.2
                                   1,000,000  Starbucks Corp., 4.25% due 11/01/2002       1,000,000        1,060,000    0.1
                                                                                     --------------   --------------  ------
                                                                                          3,250,000        3,782,500    0.3

             Healthcare              700,000  Pharmaceutical Marketing Services,
                                                Inc., 6.25% due 2/01/2003*** (e)            536,700          633,500    0.0

             Industrial              500,000  Mascotech, Inc., 4.50% due 12/15/2003         500,000          388,750    0.0
                                     140,000  Recognition Equipment International,
                                                Inc., 7.25% due 4/15/2011                   103,600          123,200    0.0
                                                                                     --------------   --------------  ------
                                                                                            603,600          511,950    0.0

             Insurance             1,225,000  American Travelers Corp., 6.50%
                                                due 10/01/2005***                         1,384,500        1,678,250    0.1

             Machine--             1,500,000  Cooper Industries, Inc., 7.05% due
             Diversified                        1/01/2015 (f)                             1,474,999        1,545,000    0.1

             Machinery               531,000  Raymond Corp., 6.50% due 12/15/2003***        676,494          732,780    0.0

             Machinery--Paper        750,000  Albany International Corp., 5.25%
                                                due 3/15/2002                               691,006          671,250    0.0

             Mining                2,000,000  Coeur d'Alene Mines Corp., 6.375%
                                                due 1/31/2004                             1,916,550        1,845,000    0.1

             Oil--Domestic         2,750,000  USX Corp., 7% due 6/15/2017                 2,321,650        2,612,500    0.2
                                   2,080,000  Wainoco Oil Corp., 7.75% due 6/01/2014      1,880,352        1,549,600    0.1
                                                                                     --------------   --------------  ------
                                                                                          4,202,002        4,162,100    0.3

             Paper                   800,000  Sappi Ltd., 7.50% due 8/01/2002 (e)           800,000          748,000    0.0

             Pharmaceuticals       2,600,000  Bindley Western Industries, Inc.,
                                                6.50% due 10/01/2002                      2,563,000        2,678,000    0.2
                                   2,000,000  IVAX Corp., 6.50% due 11/15/2001            1,897,500        2,135,000    0.1
                                                                                     --------------   --------------  ------
                                                                                          4,460,500        4,813,000    0.3

             Publishing/Printing   2,150,000  Graphic Industries, Inc., 7%
                                                due 5/15/2006***                          1,899,375        1,967,250    0.1

             Real Estate           1,720,000  Pacific Gulf Properties, Inc.,
             Investment Trust                   8.375% due 2/15/2001                      1,513,263        1,591,000    0.1

             Retail                  200,000  Baby Superstores Inc., 4.875% due
                                                10/01/2000                                  200,000          229,500    0.0
                                     825,000  Baker (J.) Inc., 7% due 6/01/2002             824,527          565,125    0.0
                                   1,000,000  Michaels Stores, Inc., 4.75% due
                                                1/15/2003                                 1,016,000          805,000    0.1
                                                                                     --------------   --------------  ------
                                                                                          2,040,527        1,599,625    0.1

             Telecommunications    3,420,000  Intelcom Group Inc., 7% due
                                                10/30/1998 (a)(f)                         3,365,137        2,873,688    0.2

             Textiles                375,000  Fieldcrest Cannon, Inc., 6%
                                                due 3/15/2012                               285,000          255,000    0.0

             Transportation          212,000  Alaska Air Group Inc., 7.75%
                                                due 6/15/2010                               193,450          192,920    0.0
                                   2,500,000  UAL Corp., 6.375% due 2/01/2025***          2,245,647        2,806,250    0.2
                                     300,000  Varlen Corp., 6.50% due 6/01/2003             297,000          300,000    0.0
                                                                                     --------------   --------------  ------
                                                                                          2,736,097        3,299,170    0.2

                                              Total Investments in United States
                                              Convertible Bonds                          51,870,266       53,420,938    3.5


                                                     Convertible Preferred Stocks,
                                 Shares Held         Common Stocks & Warrants

Canada       Water Filtration         33,000  Laidlaw Inc.                                  701,250          853,875    0.1

                                              Total Investments in Canadian
                                              Convertible Preferred Stocks,
                                              Common Stocks & Warrants                      701,250          853,875    0.1

United       Banking & Finance        25,000  Glendale Federal Savings Bank
States                                          (Series E), Conv. Pfd.***                 1,074,625        1,131,250    0.1
                                      38,300  Rochester Community Savings Bank,
                                                $1.75 (Series B)                          1,100,014        1,407,525    0.1
                                      26,300  Southern National Corp., Pfd. $1.6875         843,178        1,019,125    0.1
                                      50,200  Union Planters Corp., Pfd. $2.00            1,775,655        1,982,900    0.1
                                                                                     --------------   --------------  ------
                                                                                          4,793,472        5,540,800    0.4


             Electronics              85,154  Rexel S.A. (f)                                787,820        1,149,579    0.1

             Entertainment            30,000  Time Warner Financial                         930,000          937,500    0.1

             Environmental            35,200  Allied Waste Industries, Inc.,
                                                $90 Conv. Pfd.*** (e)(g)                  3,520,401        5,033,600    0.3

             Financial Services       35,000  U.S. West Communications, Inc.,
                                                Conv. Pfd.                                  840,000          918,750    0.1

             Food & Beverage         346,500  RJR Nabisco, Inc., Pfd.
                                                $.60 (Series C)                           2,250,782        2,208,938    0.1

             Forest Products &        44,800  James River Corp. of Virginia               1,969,537        2,077,600    0.1
             Paper                    15,000  James River Corp. of Virginia, $3.375
                                                (Series K), Conv. Pfd.                      668,330          686,250    0.0
                                                                                     --------------   --------------  ------
                                                                                          2,637,867        2,763,850    0.1



SCHEDULE OF INVESTMENTS (continued)                                                                       (in US dollars)
NORTH AMERICA                                     Convertible Preferred Stocks,                           Value    Percent of
(concluded)  Industries          Face Amount         Common Stocks & Warrants             Cost          (Note 1a)  Net Assets
United       Gaming                   75,000  Goldriver Hotel & Casino Corp.,
States                                          Liquidating Trust                    $       75,000   $       53,437    0.0%
(concluded)                           30,000  Goldriver Hotel & Casino Corp.
                                                (Series B)(d)                               219,738           30,000    0.0
                                       6,000  Trump Taj Mahal Funding, Inc.
                                                (Class A)                                     3,000          108,000    0.0
                                                                                     --------------   --------------  ------
                                                                                            297,738          191,437    0.0

             High Technology          91,053  Anacomp, Inc. (Warrants)(c)                   120,000            2,850    0.0

             Hotels                    1,608  Buckhead America Corp.                          8,291            9,648    0.0

             Industrial Services      20,000  Mascotech, Inc., Pfd $1.20                    312,460          250,000    0.0
                                      10,000  UGI Corp. (Warrants)(c)                        43,750            1,500    0.0
                                                                                     --------------   --------------  ------
                                                                                            356,210          251,500    0.0

             Insurance                36,200  Kemper Corp., Pfd. $5.25
                                                (Series E) (e)                            1,674,974        1,900,500    0.1
                                       1,500  Westbridge Capital Corp., Pfd. (e)          1,500,000        1,320,000    0.1
                                                                                     --------------   --------------  ------
                                                                                          3,174,974        3,220,500    0.2

             Oil & Gas                28,000  Callon Petroleum Co.                          700,000          756,000    0.0
                                      39,000  Enron Corp.                                   848,250          936,000    0.1
                                      35,000  Lomak Petroleum Inc. (e)                      875,000          988,750    0.1
                                      43,000  Snyder Oil Corp., Pfd. $1.50
                                                (Series A)                                  906,023          849,250    0.1
                                      20,000  Western Gas Resources, Inc.,
                                                Pfd. $2.62                                1,000,000          700,000    0.0
                                                                                     --------------   --------------  ------
                                                                                          4,329,273        4,230,000    0.3

                                              Total Investments in United
                                              States Convertible Preferred Stocks,
                                              Common Stocks & Warrants                   24,046,828       26,458,952    1.7

                                              Total Investments in North American
                                              Securities                                707,511,178      694,203,624   45.8


PACIFIC
BASIN                            Face Amount        Fixed-Income Investments

Australia    Foreign                          Australian Government Bonds:
             Government    A$     65,000,000    10% due 10/15/2002                       53,972,473       53,344,302    3.5
             Obligations          48,000,000    9.50% due 8/15/2003                      36,936,368       38,559,289    2.6
                                                                                     --------------   --------------  ------
                                                                                         90,908,841       91,903,591    6.1

                                              Total Fixed-Income Investments
                                              in Australia                               90,908,841       91,903,591    6.1


India        Chemicals    US$      3,000,000  Reliance Industries, Ltd.,
                                                8.125% due 9/27/2005 (e)                  2,994,900        3,015,000    0.2

                                              Total Fixed-Income Investments
                                              in India                                    2,994,900        3,015,000    0.2

New Zealand  Foreign      NZ$     47,000,000  New Zealand Government Bonds, 10%
             Government                         due 7/15/1997                            31,760,291       31,548,485    2.1
             Obligations

                                              Total Fixed-Income Investments
                                              in New Zealand                             31,760,291       31,548,485    2.1

Philippines  Industrial   US$      3,000,000  San Miguel Corp., 9% due 4/27/2000 (e)      2,981,000        3,165,000    0.2

             Telecommunications    6,000,000  Philippine Long Distance Telephone Co.,
                                                9.875% due 8/01/2005                      5,999,220        6,367,500    0.4

                                              Total Fixed-Income Investments
                                              in the Philippines                          8,980,220        9,532,500    0.6


                                              Total Investments in
                                              Pacific Basin Securities                  134,644,252      135,999,576    9.0


WESTERN
EUROPE

Denmark      Foreign                          Denmark Government Bonds:
             Government   Dkr     47,500,000    8% due 5/15/2003                          8,901,926        9,128,946    0.6
             Obligations          38,270,000    8% due 3/15/2006                          6,911,463        7,262,532    0.5
                                 190,750,000  Denmark Kingdom, 9% due 11/15/2000         37,427,487       38,222,267    2.5
                                                                                     --------------   --------------  ------
                                                                                         53,240,876       54,613,745    3.6

                                              Total Fixed-Income Investments
                                              in Denmark                                 53,240,876       54,613,745    3.6


Germany      Consumer     US$     10,000,000  Tarkett International, 9% due
             Products                           3/01/2002                                10,000,000       10,637,500    0.7

             Foreign      DM      65,000,000  German Unity Fund, 8% due 1/21/2002        51,194,207       51,173,594    3.4
             Government
             Obligations

                                              Total Fixed-Income Investments
                                              in Germany                                 61,194,207       61,811,094    4.1


Ireland      Dental       US$        500,000  Phoenix Shannon PLC, 9.50% due
             Equipment &                        11/01/2000 (e)                              500,000          500,000    0.0
             Supplies

                                              Total Fixed-Income Investments
                                              in Ireland                                    500,000          500,000    0.0

Italy        Foreign                          Buoni Poliennali del Tesoro
             Government                       (Italian Government Bonds):
             Obligations Lit 114,250,000,000    10.50% due 4/01/2000                     69,861,583       72,629,842    4.8
                              69,000,000,000    10.50% due 9/01/2005                     39,988,905       43,154,385    2.8
                                                                                     --------------   --------------  ------
                                                                                        109,850,488      115,784,227    7.6

                                              Total Fixed-Income Investments
                                              in Italy                                  109,850,488      115,784,227    7.6


Spain        Foreign                          Government of Spain:
             Government  Pta   9,299,000,000    12.25% due 3/25/2000                     77,526,746       84,208,676    5.6
             Obligations       6,810,000,000    10.50% due 10/30/2003                    53,942,369       58,799,085    3.9
                                                                                     --------------   --------------  ------
                                                                                        131,469,115      143,007,761    9.5

                                              Total Fixed-Income Investments
                                              in Spain                                  131,469,115      143,007,761    9.5


Sweden       Foreign      Sek    160,000,000  Government of Sweden,
             Government                       11% due 1/21/1999                          24,416,724       25,946,794    1.7
             Obligations

                                              Total Fixed-Income Investments
                                              in Sweden                                  24,416,724       25,946,794    1.7


Turkey       Foreign      US$      2,000,000  Republic of Turkey, 8.75%
             Government                       due 10/05/1998 (e)                          1,994,820        1,975,000    0.1
             Obligations

                                              Total Fixed-Income Investments
                                              in Turkey                                   1,994,820        1,975,000    0.1


United       Broadcasting US$    15,000,000   Videotron Holdings PLC, 11%*
Kingdom      /Cable                             due 8/15/2005                             8,967,548        9,300,000    0.6

             Communications       20,000,000  Telewest Communications PLC, 10.98%*
                                                due 10/01/2007                           12,028,180       12,075,000    0.8

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in US dollars)
WESTERN EUROPE                                                                                          Value      Percent of
(concluded)  Industries          Face Amount         Fixed-Income Investments             Cost        (Note 1a)    Net Assets
United       Foreign       Pound              United Kingdom Gilt:
Kingdom      Government Sterling  37,350,000    9.75% due 8/27/2002                  $   63,735,056   $   65,873,719    4.4%
(concluded)  Obligations          17,350,000    8.50% due 12/07/2005                     27,960,025       28,967,167    1.9
                                                                                     --------------   --------------  ------
                                                                                         91,695,081       94,840,886    6.3

                                                Total Fixed-Income Investments
                                                in the United Kingdom                   112,690,809      116,215,886    7.7


                                                Total Investments in
                                                Western European Securities             495,357,039      519,854,507   34.3


SHORT-TERM
SECURITIES                                                  Issue

             Commercial       US$ 16,320,000  General Electric Capital Corp., 5.90%
             Paper**                          due 1/02/1996                              16,320,000       16,320,000    1.1
                                  20,886,000  Matterhorn Capital Corp., 5.74%
                                              due 1/23/1996                              20,816,067       20,816,067    1.5
                                                                                     --------------   --------------  ------
                                                                                         37,136,067       37,136,067    2.6

             US Government                    US Treasury Bills:
             & Agency              2,000,000    5.335% due 2/15/1996                      1,986,959        1,986,900    0.1
             Obligations**         2,000,000    5.36% due 2/15/1996                       1,986,898        1,986,900    0.1
                                   9,000,000    5.375% due 2/15/1996                      8,940,875        8,941,050    0.6
                                   2,000,000    5.34% due 2/22/1996                       1,984,870        1,985,700    0.1
                                   2,000,000    5.345% due 2/22/1996                      1,984,856        1,985,700    0.1
                                   3,000,000    5.255% due 3/14/1996                      2,968,470        2,969,490    0.2
                                                                                     --------------   --------------  ------
                                                                                         19,852,928       19,855,740    1.2

                                              Total Investments in
                                              Short-Term Securities                      56,988,995       56,991,807    3.8


                                              Total Investments                       1,466,277,162    1,478,404,544   97.6

OPTIONS                      Number of Contracts/                                         Premiums
WRITTEN                          Face Amount                                              Received

             Currency Put         40,000,000  German Deutschemark/Italian Lira,
             Options Written                    expiring February 1996 at
                                                DM/Lit 1,090                              (230,028)        (166,040)    0.0

                                              Total Options Written                       (230,028)        (166,040)    0.0


             Total Investments, Net of Options Written                               $1,466,047,134    1,478,238,504   97.6
                                                                                     ==============
             Short Sales (Proceeds--$7,738,513)***                                                       (8,377,737)   (0.6)

             Unrealized Depreciation on Forward Foreign Exchange Contracts--Net++                           (97,888)    0.0

             Other Assets Less Liabilities                                                                44,664,846    3.0
                                                                                                      --------------  ------
             Net Assets                                                                               $1,514,427,725  100.0%
                                                                                                      ==============  ======


            *Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund. **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
          ***Covered Short Sales entered into as of December 31, 1995 are as follows:

             Common                                                    Value
             Shares                     Issue                        (Note 1i)
              27,800        AMR Corp.                              $(2,060,675)
             196,370        Allied Waste Industries, Inc.           (1,399,136)
              43,100        American Travelers Corp.                (1,212,188)
              50,000        Glendale Federal Savings Bank             (868,750)
              12,000        Graphic Industries, Inc.                  (147,000)
              26,200        Pharmaceutical Marketing Services, Inc.   (396,275)
              25,200        Raymond Corp.                             (585,900)
              72,200        Repap Enterprises Inc.                    (320,388)
               7,800        UAL Corp.                               (1,387,425)

             Total (Proceeds--$7,738,513)                          $(8,377,737)
                                                                   ===========

           ++Forward foreign exchange contracts as of December 31, 1995 are as follows:

                                                                  Unrealized
                                                                 Appreciation
                                            Expiration          (Depreciation)
                                               Date               (Note 1c)

             Foreign Currency Purchased
             DM      38,000,000            January 1996          $    183,457

             Total (US$ Commitment--$26,383,392)                 $    183,457
                                                                 ------------

             Foreign Currency Sold

             Lit 42,352,900,000            January 1996          $   (281,345)

             Total (US$ Commitment--$26,383,392)                 $   (281,345)
                                                                 ------------
             Total Unrealized Depreciation on Forward
             Foreign Exchange Contracts--Net                     $    (97,888)
                                                                 ============

          (a)Represents a pay-in-kind security which may pay interest/ dividends in additional face/shares.
          (b)Subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
          (c)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
          (d)Each share of Series B stock contains a right which entitles the holder to purchase a predetermined number of shares of Preferred Stock.
          (e)Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $62,222,000, representing 4.1% of net assets.

                                              Acquisition                             Value
             Issue                              Date(s)               Cost          (Note 1a)
             Allied Waste Industries, Inc.,    9/23/1993-
                $90 Conv. Pfd.                 10/6/1994         $ 3,520,401       $ 5,033,600
             Banco Ganadero S.A.,              8/10/1994-
                9.75% due 8/26/1999            6/06/1995           4,992,340         5,125,000
             Banco Safra, 9.50%
                due 11/10/2003                 11/02/1995          2,992,500         2,985,000
             Compania Brasileira de
                Projetos e Obras, 12.50%
                due 12/22/1997                 12/14/1994          2,985,000         2,951,250
             Kemper Corp., Pfd.
                $5.25 (Series E)                 4/4/1995          1,674,974         1,900,500
             Lomak Petroleum Inc.                1/15/1996           875,000           988,750
             Pharmaceutical Marketing
                Services, Inc., 6.25%          10/28/1994-
                due 2/01/2003                  11/01/1994            536,700           633,500
             Phoenix Shannon PLC,
                9.50% due 11/01/2000           11/21/1995            500,000           500,000
             Polyphase Corp.,
                12% due 12/01/1997             12/05/1995            500,000           476,250
             Polyphase Corp.,
                12% due 7/01/1999               7/05/1994          2,000,000         1,615,000
             Reliance Industries, Ltd.,
                8.125% due 9/27/2005            9/22/1995          2,994,900         3,015,000
             Republic of Trinidad & Tobago,    10/15/1993-
                9.75% due 11/03/2000            8/18/1995          6,987,850         7,210,000
             Republic of Turkey,
                8.75% due 10/05/1998            9/19/1995          1,994,820         1,975,000
             San Miguel Corp.,                  9/26/1994-
                9% due 4/27/2000                9/30/1994          2,981,000         3,165,000
             Sappi Ltd., 7.50%
                due 8/01/2002                   7/19/1995            800,000           748,000
             Thermaquest Corp.,
                5% due 8/15/2000                7/20/1995          1,500,000         1,571,250
             Thermo Electron Corp.,
                4.25% due 1/01/2003            11/28/1995          2,000,000         2,165,000
             Thermo Optik Corp.,
                5% due 10/15/2000               9/28/1995          1,500,000         1,571,250
             Transportadora de Gas del Sur,
                9.79% due 11/01/2010           11/02/1995          5,000,000         5,100,000
             Tucson Electric & Power Co.,
                10.732% due 1/01/2013           8/03/1993          8,713,250         9,157,785
             Uniao de Brancos Brasileiros,      5/24/1995-
                10.25% due 6/12/1997            5/25/1995          2,992,500         3,015,000
             Westbridge Capital Corp., Pfd.     4/12/1994          1,500,000         1,320,000

             Total                                               $59,541,235       $62,222,135
                                                                 ===========       ===========

          (f)Non-income producing security.
          (g)Each unit consists of 10 shares.



             See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of December 31, 1995
Assets:             Investments, at value (identified cost--$1,466,277,162) (Note 1a)                     $1,478,404,544
                    Cash                                                                                       1,932,347
                    Foreign cash (Note 1d)                                                                     3,243,505
                    Receivables:
                      Interest                                                           $   41,562,485
                      Short sales (Note 1i)                                                   7,761,183
                      Capital shares sold                                                     4,819,734
                      Securities sold                                                         3,035,338
                      Dividends                                                                 143,631
                      Forward foreign exchange contracts (Note 1c)                               55,302       57,377,673
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1g)                                         116,410
                                                                                                          --------------
                    Total assets                                                                           1,541,074,479
                                                                                                          --------------

Liabilities:        Common stocks sold short, at market value
                    (proceeds--$7,738,513) (Note 1i)                                                           8,377,737
                    Options written, at value (premiums received--$230,028)
                    (Notes 1a & 1c)                                                                              166,040
                    Unrealized depreciation on forward foreign exchange contracts
                    (Note 1c)                                                                                     97,888
                    Payables:
                      Dividends to shareholders (Note 1h)                                     7,673,344
                      Capital shares redeemed                                                 4,427,660
                      Securities purchased                                                    3,835,549
                      Distributor (Note 2)                                                      817,661
                      Investment adviser (Note 2)                                               793,729
                      Forward foreign exchange contracts (Note 1c)                               11,249       17,559,192
                                                                                         --------------
                    Accrued expenses and other liabilities                                                       445,897
                                                                                                          --------------
                    Total liabilities                                                                         26,646,754
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,514,427,725
                                                                                                          ==============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         1,000,000,000 shares authorized                                                       $    3,001,011
                    Class B Shares of Common Stock, $0.10 par value,
                    1,000,000,000 shares authorized                                                           14,299,151
                    Class C Shares of Common Stock, $0.10 par value,
                    1,000,000,000 shares authorized                                                               62,296
                    Class D Shares of Common Stock, $0.10 par value,
                    1,000,000,000 shares authorized                                                               72,725
                    Paid-in capital in excess of par                                                       1,570,282,963
                    Accumulated realized capital losses on investments and
                    foreign currency transactions--net (Note 6)                                              (85,047,460)
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                                11,757,039
                                                                                                          --------------
                    Net assets                                                                            $1,514,427,725
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $260,806,316 and 30,010,112
Value:                       shares outstanding                                                           $         8.69
                                                                                                          ==============
                    Class B--Based on net assets of $1,241,895,723 and 142,991,509
                             shares outstanding                                                           $         8.69
                                                                                                          ==============
                    Class C--Based on net assets of $5,405,846 and 622,955 shares
                             outstanding                                                                  $         8.68
                                                                                                          ==============
                    Class D--Based on net assets of $6,319,840 and 727,249 shares
                             outstanding                                                                  $         8.69
                                                                                                          ==============


                    See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                    For the Year Ended December 31, 1995
Investment          Interest and discount earned (net of $1,785,700 withholding tax)                      $  149,652,318
Income              Dividends                                                                                  1,703,626
(Notes 1e & 1f):    Other income                                                                                 736,648
                                                                                                          --------------
                    Total income                                                                             152,092,592
                                                                                                          --------------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)          $   10,044,327
                    Investment advisory fees (Note 2)                                         9,774,596
                    Transfer agent fees--Class B (Note 2)                                     1,732,922
                    Custodian fees                                                              507,288
                    Printing and shareholder reports                                            333,033
                    Transfer agent fees--Class A (Note 2)                                       312,274
                    Accounting services (Note 2)                                                150,832
                    Registration fees (Note 1g)                                                 140,376
                    Professional fees                                                           131,120
                    Directors' fees and expenses                                                 41,697
                    Account maintenance and distribution fees--Class C (Note 2)                  27,242
                    Short sale of dividends (Note 1i)                                            20,458
                    Pricing fees                                                                 10,061
                    Account maintenance fees--Class D (Note 2)                                    6,975
                    Transfer agent fees--Class C (Note 2)                                         5,552
                    Transfer agent fees--Class D (Note 2)                                         3,016
                    Other                                                                        54,106
                                                                                         --------------
                    Total expenses                                                                            23,295,875
                                                                                                          --------------
                    Investment income--net                                                                   128,796,717
                                                                                                          --------------

Realized &          Realized loss from:
Unrealized Gain       Investments--net                                                      (15,611,546)
(Loss) on             Foreign currency transactions--net                                    (33,903,295)     (49,514,841)
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                      138,925,679
(Notes 1c, 1d,        Foreign currency transactions--net                                      5,417,526      144,343,205
1f & 3):                                                                                 --------------   --------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                             94,828,364
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $  223,625,081
                                                                                                          ==============


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                        For the Year Ended December 31,
                    Increase (Decrease) in Net Assets:                                        1995            1994
Operations:         Investment income--net                                               $  128,796,717   $  167,081,662
                    Realized loss on investments and foreign currency
                    transactions--net                                                       (49,514,841)    (107,581,837)
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                      144,343,205     (173,922,162)
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from operations         223,625,081     (114,422,337)
                                                                                         --------------   --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                               (18,898,095)     (19,926,079)
Shareholders          Class B                                                               (81,220,841)     (84,931,858)
(Note 1h):            Class C                                                                  (203,152)          (4,853)
                      Class D                                                                  (179,224)          (6,907)
                    Return of capital:
                      Class A                                                                (5,320,682)     (11,820,707)
                      Class B                                                               (22,867,399)     (50,383,950)
                      Class C                                                                   (57,196)          (2,879)
                      Class D                                                                   (50,460)          (4,097)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                      (128,797,049)    (167,081,330)
                                                                                         --------------   --------------

Capital Share       Net decrease in net assets derived from capital
Transactions        share transactions                                                     (384,702,641)    (487,938,280)
(Note 4):                                                                                --------------   --------------


Net Assets:         Total decrease in net assets                                           (289,874,609)    (769,441,947)
                    Beginning of year                                                     1,804,302,334    2,573,744,281
                                                                                         --------------   --------------
                    End of year                                                          $1,514,427,725   $1,804,302,334
                                                                                         ==============   ==============


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                    The following per share data
                    and ratios have been derived
                    from information provided in                                    Class A
                    the financial statements.                                           For the Four
                                                              For the Year Ended        Months Ended   For the Year Ended
                    Increase (Decrease)                          December 31,             Dec. 31,         August 31,
                    in Net Asset Value:                  1995     1994++++       1993       1992       1992         1991
Per Share           Net asset value, beginning
Operating           of period                         $   8.20   $   9.28     $   8.85    $   9.34   $   9.07   $   9.48
Performance:                                          --------   --------     --------    --------   --------   --------
                    Investment income--net                 .72        .72          .75         .29        .99       1.12
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency transactions
                    --net                                  .49      (1.09)         .46        (.41)       .40       (.16)
                                                      --------   --------     --------    --------   --------   --------
                    Total from investment operations      1.21       (.37)        1.21        (.12)      1.39        .96
                                                      --------   --------     --------    --------   --------   --------
                    Less dividends and distributions:
                      Investment income--net              (.56)      (.45)        (.58)       (.35)     (1.12)     (1.37)
                      Realized gain on investments
                      --net                                 --         --         (.03)       (.02)        --         --
                      Return of capital--net              (.16)      (.26)        (.17)         --         --         --
                                                      --------   --------     --------    --------   --------   --------
                    Total dividends and distributions     (.72)      (.71)        (.78)       (.37)     (1.12)     (1.37)
                                                      ========   ========     ========    ========   ========   ========
                    Net asset value, end of period    $   8.69   $   8.20     $   9.28   $    8.85   $   9.34   $   9.07
                                                      ========   ========     ========    ========   ========   ========

Total Investment    Based on net asset value
Return:**           per share                           15.35%     (4.05%)      14.12%      (1.26%)+++ 16.09%     11.50%
                                                      ========   ========     ========    ========   ========   ========

Ratios to Average   Expenses                              .80%       .77%         .78%        .76%*      .88%       .85%
Net Assets:                                           ========   ========     ========    ========   ========   ========
                    Investment income--net               8.54%      8.17%        8.22%       8.09%*    11.16%     12.38%
                                                      ========   ========     ========    ========   ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                    $260,806   $311,181     $467,625    $455,672   $526,631   $292,709
                                                      ========   ========     ========    ========   ========   ========
                    Portfolio turnover                 116.00%    115.95%      182.88%      68.42%     76.18%     63.83%
                                                      ========   ========     ========    ========   ========   ========

                                                                                      Class B

                                                                                                    For the    For the
                    The following per share data and ratios                                          Four       Period
                    have been derived from information                                               Months    Nov. 18,
                    provided in the financial statements.                For the Year Ended          Ended    1991++ to
                                                                            December 31,            Dec. 31,   Aug. 31,
                    Increase (Decrease) in Net Asset Value:      1995        1994++++       1993      1992       1992
Per Share           Net asset value, beginning of period      $     8.19   $     9.28  $     8.85 $     9.33  $     9.26
Operating                                                     ----------   ----------  ---------- ----------  ----------
Performance:        Investment income--net                           .65          .65         .70        .27         .77
                    Realized and unrealized gain (loss)
                    on investments and foreign
                    currency transactions--net                       .50        (1.10)        .44       (.40)         --
                                                              ----------   ----------  ---------- ----------  ----------
                    Total from investment operations                1.15         (.45)       1.14       (.13)        .77
                                                              ----------   ----------  ---------- ----------  ----------
                    Less dividends and distributions:
                      Investment income--net                        (.51)        (.40)       (.53)      (.33)       (.70)
                      Realized gain on investments--net               --           --        (.03)      (.02)         --
                      Return of capital--net                        (.14)        (.24)       (.15)        --          --
                                                              ----------   ----------  ---------- ----------  ----------
                    Total dividends and distributions               (.65)        (.64)       (.71)      (.35)       (.70)
                                                              ==========   ==========  ========== ==========  ==========
                    Net asset value, end of period            $     8.69   $     8.19   $    9.28 $     8.85  $     9.33
                                                              ==========   ==========  ========== ==========  ==========
Total Investment    Based on net asset value per share            14.61%       (4.90%)     13.27%     (1.42%)+++   8.61%+++
Return:**                                                     ==========   ==========  ========== ==========  ==========

Ratios to Average   Expenses, excluding account
Net Assets:         maintenance and distribution fees               .81%         .79%        .80%       .78%*       .88%*
                                                              ==========   ==========  ========== ==========  ==========
                    Expenses                                       1.56%        1.54%       1.55%      1.53%*      1.63%*
                                                              ==========   ==========  ========== ==========  ==========
                    Investment income--net                         7.77%        7.41%       7.42%      7.08%*      8.02%*
                                                              ==========   ==========  ========== ==========  ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                            $1,241,896   $1,490,507  $2,106,120 $1,582,270  $1,514,406
                                                              ==========   ==========  ========== ==========  ==========
                    Portfolio turnover                           116.00%      115.95%     182.88%     68.42%      76.18%
                                                              ==========   ==========  ========== ==========  ==========


                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (concluded)
                                                                     Class C                           Class D
                                                                              For the                           For the
                    The following per share data and ratios   For the          Period            For the         Period
                    have been derived from information          Year          Oct. 21,             Year         Oct. 21,
                    provided in the financial statements.      Ended         1994++ to            Ended        1994++ to
                                                              Dec. 31,        Dec. 31,           Dec. 31,       Dec. 31,
                    Increase (Decrease) in Net Asset Value:    1995           1994++++             1995         1994++++
Per Share           Net asset value, beginning of period     $   8.19         $   8.42          $   8.20        $   8.43
Operating                                                    --------         --------          --------        --------
Performance:        Investment income--net                        .64              .10               .70             .11
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                             .49             (.20)              .49            (.20)
                                                             --------         --------          --------        --------
                    Total from investment operations             1.13             (.10)             1.19            (.09)
                                                             --------         --------          --------        --------
                    Less dividends:
                      Investment income--net                     (.50)            (.08)             (.55)           (.09)
                      Return of capital--net                     (.14)            (.05)             (.15)           (.05)
                                                             --------         --------          --------        --------
                    Total dividends                              (.64)            (.13)             (.70)           (.14)
                                                             ========         ========          ========        ========
                    Net asset value, end of period           $   8.68         $   8.19          $   8.69        $   8.20
                                                             ========         ========          ========        ========

Total Investment    Based on net asset value per share         14.38%           (1.20%)+++        15.06%          (1.09%)+++
Return:**                                                    ========         ========          ========        ========

Ratios to Average   Expenses, excluding account maintenance
Net Assets:         and distribution fees                        .85%             .84%*             .79%            .79%*
                                                             ========         ========          ========        ========
                    Expenses                                    1.65%            1.64%*            1.04%           1.04%*
                                                             ========         ========          ========        ========
                    Investment income--net                      7.65%            8.00%*            8.23%           8.60%*
                                                             ========         ========          ========        ========

Supplemental        Net assets, end of period
Data:               (in thousands)                           $  5,406         $  1,204          $  6,320        $  1,410
                                                             ========         ========          ========        ========
                    Portfolio turnover                        116.00%          115.95%           116.00%         115.95%
                                                             ========         ========          ========        ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies:
Merrill Lynch World Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


NOTES TO FINANCIAL STATEMENTS (continued)


Written and purchased options are non-income producing investments.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the net investment income paid by the Fund during the fiscal years ended December 31, 1995 and December 31, 1994 is characterized as a return of capital.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

(j) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $28,295,737 have been reclassified from paid-in capital in excess of par to accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets. Certain of the states in which the shares of the Fund are qualified for sale impose limitations on the expenses of the Fund. The most restrictive annual expense limitation requires that FAM reimburse the Fund to the extent the Fund's expenses (excluding interest rates, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to FAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                             Account Maintenance Fee   Distribution Fee

Class B                                0.25%                 0.50%
Class C                                0.25%                 0.55%
Class D                                0.25%                   --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1995, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD          MLPF&S

Class A                                $5,727        $42,975
Class D                                $8,054        $70,140


For the year ended December 31, 1995, MLPF&S received contingent deferred sales charges of $3,902,431 and $4,150 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $59,004 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 1995.

During the year ended December 31, 1995, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $5,414 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLPF&S, MLFD, FAM, PSI, MLFDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1995 were $1,711,198,428 and $2,097,266,197, respectively.

Net realized and unrealized gains (losses) as of December 31, 1995 were as follows:


                                  Realized       Unrealized
                                Gains (Losses) Gains (Losses)
Investments:
 Long-term                      $ (10,535,610) $  12,124,570
 Short-term                                --          2,812
 Short sales                        2,810,789       (639,224)
Financial futures contracts        (7,886,725)            --
                                -------------  -------------
Total investments                 (15,611,546)    11,488,158
                                -------------  -------------
Currency transactions:
 Options purchased                 (2,886,131)            --
 Options written                     (186,000)        63,988
Foreign currency transactions      12,030,834        302,781
Forward foreign exchange
 contracts                        (42,861,998)       (97,888)
                                -------------  -------------
Total currency transactions       (33,903,295)       268,881
                                -------------  -------------
Total                           $ (49,514,841) $  11,757,039
                                =============  =============

Transactions in call options written for the year ended December 31, 1995 were as follows:


                                  Nominal Value
                                    Covered by     Premiums
Call Options Written             Written Options   Received

Outstanding call options
written, beginning of year      $ 206,195,000  $     611,894
Options written                   539,233,080      3,136,587
Options closed                   (278,596,300)    (1,710,551)
Options expired                  (466,831,780)    (2,037,930)
                                -------------  -------------
Outstanding call options
written, end of year            $          --  $          --
                                =============  =============


NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in put options written for the year ended December 31, 1995 were as follows:


                                  Nominal Value
                                    Covered by     Premiums
Put Options Written              Written Options   Received

Outstanding put options
written, beginning of year                 --             --
Options written                   517,000,000  $   3,595,692
Options closed                   (382,000,000)    (2,536,299)
Options exercised                 (95,000,000)      (829,365)
                                -------------  -------------
Outstanding put options
written, end of year               40,000,000  $     230,028
                                =============  =============


As of December 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $9,956,722, of which $54,325,787 related to appreciated securities and $44,369,065 related to depreciated securities. The aggregate cost of investments at December 31, 1995 for Federal income tax purposes was $1,468,447,822.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $(384,702,641) and $(487,938,280) for the years ended December 31, 1995 and December 31, 1994, respectively.

Transactions in shares of capital for each class were as follows:


Class A Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         1,983,935  $  16,765,904
Shares issued to shareholders
in reinvestment of dividends          896,095      7,557,191
                                -------------  -------------
Total issued                        2,880,030     24,323,095
Shares redeemed                   (10,831,339)   (91,176,950)
                                -------------  -------------
Net decrease                       (7,951,309) $ (66,853,855)
                                =============  =============


Class A Shares for the Year                         Dollar
Ended December 31, 1994               Shares        Amount

Shares sold                         2,498,395  $  22,105,372
Shares issued to shareholders
in reinvestment of dividends &
distributions                       1,047,864      9,035,061
                                -------------  -------------
Total issued                        3,546,259     31,140,433
Shares redeemed                   (15,962,356)  (138,247,016)
                                -------------  -------------
Net decrease                      (12,416,097) $(107,106,583)
                                =============  =============


Class B Shares for the Year                         Dollar
Ended December 31, 1995               Shares        Amount

Shares sold                         9,982,719  $  81,289,015
Shares issued to shareholders
in reinvestment of dividends        5,486,644     49,358,629
                                -------------  -------------
Total issued                       15,469,363    130,647,644
Automatic conversion of shares        (44,833)      (382,703)
Shares redeemed                   (54,382,122)  (456,837,622)
                                -------------  -------------
Net decrease                      (38,957,592) $(326,572,681)
                                =============  =============

Class B Shares for the Year                         Dollar
Ended December 31, 1994               Shares        Amount

Shares sold                        22,383,630  $ 198,076,750
Shares issued to shareholders
in reinvestment of dividends &
distributions                       7,257,720     62,563,579
                                -------------  -------------
Total issued                       29,641,350    260,640,329
Automatic conversion of shares        (10,524)       (87,484)
Shares redeemed                   (74,723,963)  (644,026,143)
                                -------------  -------------
Net decrease                      (45,093,137) $(383,473,298)
                                =============  =============

Class C Shares for the
Year Ended                                          Dollar
December 31, 1995                     Shares        Amount

Shares sold                           820,363  $   6,919,696
Shares issued to shareholders
in reinvestment of dividends           19,627        165,998
                                -------------  -------------
Total issued                          839,990      7,085,694
Shares redeemed                      (364,156)    (3,104,404)
                                -------------  -------------
Net increase                          475,834  $   3,981,290
                                =============  =============


Class C Shares for the
Period October 21, 1994++ to                        Dollar
December 31, 1994                     Shares        Amount

Shares sold                           149,131  $   1,233,348
Shares issued to shareholders
in reinvestment of dividends &
distributions                             710          5,824
                                -------------  -------------
Total issued                          149,841      1,239,172
Shares redeemed                        (2,720)       (22,392)
                                -------------  -------------
Net increase                          147,121  $   1,216,780
                                =============  =============

[FN]
++Commencement of Operations.

Class D Shares for the
Year Ended                                          Dollar
December 31, 1995                     Shares        Amount

Shares sold                           768,363  $   6,548,248
Automatic conversion of shares         44,790        382,703
Shares issued to shareholders
in reinvestment of dividends           14,856        125,926
                                -------------  -------------
Total issued                          828,009      7,056,877
Shares redeemed                      (272,712)    (2,314,272)
                                -------------  -------------
Net increase                          555,297  $   4,742,605
                                =============  =============


Class D Shares for the
Period October 21, 1994++ to                        Dollar
December 31, 1994                     Shares        Amount

Shares sold                           177,383 $    1,470,555
Shares issued to shareholders
in reinvestment of dividends &
distributions                             827          6,792
Automatic conversion of shares         10,511         87,484
                                -------------  -------------
Total issued                          188,721      1,564,831
Shares redeemed                       (16,769)      (140,010)
                                -------------  -------------
Net increase                          171,952  $   1,424,821
                                =============  =============

[FN]
++Commencement of Operations.

5. Commitments:
At December 31, 1995, the Fund entered into foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to sell various foreign currencies with a value of approximately $55,000.


6. Capital Loss Carryforward:
At December 31, 1995, the Fund had a net capital loss carryforward of approximately $78,896,000, of which $53,153,000 expires in 2002 and $25,743,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch World Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch World Income Fund, Inc. as of December 31, 1995, the related statements of operations for the year then ended and changes in net assets for the two-year period then ended, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch World Income Fund, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 12, 1996
</AUDIT-REPORT